PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated October 25, 2004)                REGISTRATION NO. 333-37980




                                     [LOGO]


                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

     This  prospectus  supplement  supplements   information  contained  in  the
prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

     The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:



                                                                                         Primary
                                                                            Share        Trading
Name of Company(1)                                             Ticker      Amounts       Market
--------------------------------------------------------    -----------   -----------  -----------
     Agere Systems Inc. Class A                                  AGRA        0.043118      NYSE
     Agere Systems Inc. Class B                                  AGRB        1.058252      NYSE
     American International Group, Inc.                          AIG             2         NYSE
     Astrazeneca p.l.c. *                                        AZN             4         NYSE
     AT&T Corp.                                                   T             1.2        NYSE
     AVAYA Inc.                                                   AV          0.3333       NYSE
     BellSouth Corporation                                       BLS             5         NYSE
     BP p.l.c. *                                                  BP             3         NYSE
     Bristol-Myers Squibb Company                                BMY             3         NYSE
     BT Group p.l.c.                                             BTY             2         NYSE
     Cisco Systems, Inc.                                         CSCO            3        NASDAQ
     Citigroup Inc.                                               C              3         NYSE
     Comcast Corporation                                        CMCSA          1.941      NASDAQ
     The Coca-Cola Company                                        KO             3         NYSE
     Dell Inc.                                                   DELL            5        NASDAQ
     Deutsche Telekom AG *                                        DT             5         NYSE
     Eli Lilly and Company                                       LLY             2         NYSE
     EMC Corporation                                             EMC             2         NYSE
     Exxon Mobil Corporation                                     XOM             4         NYSE
     France Telecom *                                            FTE             2         NYSE
     General Electric Company                                     GE             3         NYSE
     GlaxoSmithKline p.1.c.                                      GSK             3         NYSE
     Hewlett-Packard Company                                     HPQ             4         NYSE
     Home Depot, Inc.                                             HD             4         NYSE
     Intel Corporation                                           INTC            2        NASDAQ
     International Business Machines Corporation                 IBM             2         NYSE
     JDS Uniphase Corporation                                    JDSU            2        NASDAQ
     Johnson & Johnson                                           JNJ             4         NYSE
     LM Ericsson Telephone Company *                            ERICY           0.9       NASDAQ
     Lucent Technologies Inc.                                     LU             4         NYSE
     McDATA Corporation                                         MCDTA         0.07361     NASDAQ
     Medco Health Solutions                                      MHS          0.3618       NYSE
     Merck & Co., Inc.                                           MRK             3         NYSE
     Microsoft Corporation                                       MSFT            6        NASDAQ
     Morgan Stanley                                              MWD             2         NYSE

                                                   (continued on following page)




                                                                                          Primary
                                                                            Share         Trading
     Name of Company(1)                                         Ticker      Amounts       Market
     ---------------------------------------------------    ------------  -----------  ---------------
     Nippon Telegraph and Telephone Corporation *                NTT             3         NYSE
     Nokia Corp. *                                               NOK             4         NYSE
     Nortel Networks Corporation                                  NT             2         NYSE
     Novartis AG *                                               NVS             5         NYSE
     Oracle Corporation                                          ORCL            4        NASDAQ
     Pfizer Inc.                                                 PFE             4         NYSE
     Qwest Communications International Inc.                      Q              4         NYSE
     Royal Dutch Petroleum Company  *                             RD             3         NYSE
     SBC Communications Inc.                                     SBC             4         NYSE
     Sony Corporation *                                          SNE             2         NYSE
     Sun Microsystems, Inc.                                      SUNW            4        NASDAQ
     Syngenta AG                                                 SYT          1.03860      NYSE
     Texas Instruments Incorporated                              TXN             3         NYSE
     The St. Paul Travelers Companies, Inc.                      STA        0.17158726     NYSE
     Time Warner Inc.                                            TWX             6         NYSE
     TOTAL S.A. *                                                TOT             2         NYSE
     Toyota Motor Corporation *                                   TM             2         NYSE
     Verizon Communications                                       VZ             4         NYSE
     Viacom Inc.Class B                                         VIA.B            3         NYSE
     Vodafone Airtouch p.l.c. *                                  VOD             5         NYSE
     Wal-Mart Stores Inc.                                        WMT             4         NYSE
     Zimmer Holdings, Inc.                                       ZMH            0.3        NYSE

     ------------------------------------------
(1) Effective March 14, 2005, MMO2 PLC (NYSE: OOM) was delisted from trading on the New York Stock Exchange. As a result of the delisting, MMO2 PLC is no longer included in the Market 2000+ HOLDRS Trust, and shares of MMO2 PLC were distributed at a rate of 0.02 MMO2 PLC shares for each round lot of Market 2000+ HOLDRS.


     * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences-- Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

        The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2005.